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                                                                     Exhibit 21


                                  SUBSIDIARIES
                                  ------------


Registrant:  Angelica Corporation, State of Incorporation:  Missouri

Subsidiaries:

                                                                                          PERCENTAGE OF VOTING
                   NAME                            STATE OF INCORPORATION                   SECURITIES OWNED
                                                                                             BY REGISTRANT
---------------------------------------------------------------------------------------------------------------------
Angelica Realty Co.                                      California                                100%
---------------------------------------------------------------------------------------------------------------------
Angelica Textile Services, Inc.                          California                                100
---------------------------------------------------------------------------------------------------------------------
Angelica International Ltd.                     Federal Corporation, Canada                        100
---------------------------------------------------------------------------------------------------------------------
Angelica Textile Services, Inc.                           New York                                 100
---------------------------------------------------------------------------------------------------------------------
Southern Service Company                                 California                                100
---------------------------------------------------------------------------------------------------------------------


Registrant's Life Uniform segment includes a chain of 249 retail uniform specialty shops operating under the umbrella name of "Life Uniform and Shoe Shops." Generally, all shops operating in a specific state form one company incorporated under the laws of that state. All such corporations (38) are wholly-owned subsidiaries of the Registrant.

All of the above subsidiaries are included in the consolidated financial statements filed herewith.